Exhibit 10.14.09
WAIVER AND TENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Waiver and Tenth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 27th day of June, 2023, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK)) (“Bank”) and (b)(i) EDGIO, INC. (f/k/a Limelight Networks, Inc.), a Delaware corporation (“Edgio”), (ii) LIMELIGHT MIDCO, INC., a Delaware corporation (“Midco”), (iii) LIMELIGHT ACQUISITIONCO, INC., a Delaware corporation (“AcquisitionCo”), and (iv) EDGECAST INC., a California corporation (“Edgecast”, and together with Edgio, Midco and AcquisitionCo, individually and collectively, jointly and severally, “Borrower”) whose address is 11811 North Tatum Boulevard, Suite 3031, Phoenix, Arizona 85028.
Recitals
A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of November 2, 2015, as amended by that certain First Loan Modification Agreement dated as of March 30, 2016, as further amended by that certain Second Loan Modification Agreement dated as of October 25, 2016, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of October 17, 2017, as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2018, as further amended by a certain Fifth Amendment to Loan and Security Agreement dated as of April 22, 2020, as further amended by a certain Sixth Amendment to Loan and Security Agreement dated as of July 22, 2020, as further amended by a certain Seventh Amendment to Loan and Security Agreement dated as of December 23, 2020, as further amended by a certain Eighth Amendment to Loan and Security Agreement dated as of October 7, 2021, as further affected by a certain Consent dated as of June 10, 2022, and as further amended and affected by a certain Joinder and Ninth Amendment to Loan and Security Agreement dated as of November 2, 2022 (the “Ninth Amendment Effective Date”) (as the same has been and as may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank (a) waive the Stated Defaults and (b) amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so (i) waive the Stated Defaults and (ii) amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

Exhibit 10.14.09
2.Amendments to Loan Agreement.
2.1Notwithstanding Section 6.2(d) of the Loan Agreement to the contrary, Borrower shall deliver to Bank, (a) on or before June 30, 2023, a completed Compliance Statement with respect to the calendar quarter ended December 31, 2022, and (b) on or before July 31, 2023, a completed Compliance Statement with respect to the calendar quarter ended March 31, 2023.
2.2Notwithstanding Section 6.2(e) of the Loan Agreement to the contrary, Borrower shall deliver to Bank, on or before June 30, 2023, annual financial projections for Borrower’s fiscal year ending December 31, 2023 (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in preparation of such annual financial projections.
2.3Notwithstanding the first sentence of Section 6.2(f) of the Loan Agreement to the contrary, Borrower shall deliver to Bank, (a) on or before June 30, 2023, copies of Borrower’s Form 10-K with respect to Borrower’s fiscal year ended December 31, 2022 and (b) on or before August 15, 2023, copies of Borrower’s form 10-Q with respect to the calendar quarter ended March 31, 2023, in each case, in the manner set forth in the third sentence of Section 6.2(f).
2.4Borrower shall deliver to Bank, in form and substance satisfactory to Bank, on or before the date that is thirty (30) days from the date of this Amendment, a landlord’s consent in favor of Bank for Borrower’s leased location at 11811 North Tatum Boulevard, Phoenix, Arizona 85028, by the landlord thereof, together with the duly executed signatures thereto.
2.5Section 6.3 (Accounts Receivable). The first sentence of Section 6.3(c) is deleted in its entirety and replaced with the following:
“On or before July 31, 2023 (or such later date as Bank may agree to in writing in its sole and absolute discretion), Borrower shall direct each Account Debtor to deliver or transmit all proceeds of Accounts into a lockbox account or such other “blocked account” as specified by Bank (either such account, the “Cash Collateral Account”).”

3.Section 13 (Definitions). The following term and its definition set forth in Section 13.1 is deleted in their entirety and replaced with the following:
“    “Borrowing Base” is fifty percent (50.0%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Report; provided, however, that Bank has the right, after consultation and prior notice to Borrower, to decrease the foregoing percentage in its good faith business judgment to mitigate the impact of events, conditions, contingencies, or risks which may adversely affect the Collateral or its value.”

4.Waiver. Bank hereby waives all of Borrower’s existing defaults under the Loan Agreement arising from Borrower’s failure to comply with (a) Section 6.8(a) of the Loan Agreement prior to the date of this Amendment (relative to the requirement that the average daily closing balance of the Permitted Accounts shall not exceed Six Million Dollars ($6,000,000.00) for each month), (b) the financial covenant set forth in Section 6.9(d) of the Loan Agreement (relative to the requirement that Borrower maintain a certain minimum Adjusted Quick Ratio) for the calendar quarters ended December 31, 2022 and March 31, 2023, and (c) the financial covenant set forth in Section 6.9(d) of the Loan Agreement (relative to the requirement that

Exhibit 10.14.09
Borrower maintain at least Fifteen Million Dollars ($15,000,000.00) in unrestricted and unencumbered (other than Liens in favor of Bank pursuant to the general security interest granted in the Loan Agreement) cash and Cash Equivalents in Deposit Accounts or Securities Accounts in Borrower’s name maintained with Bank or Bank’s Affiliates) for the calendar quarter ended on March 31, 2023 (collectively, the “Stated Defaults”). Bank’s waiver of the Stated Defaults is a one-time waiver that shall apply only to the foregoing specific periods. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.
5.Limitation of Amendments.
5.1The amendments and waivers set forth in Section 2 and 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
5.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
6.Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
6.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
6.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
6.3The organizational documents of Borrower delivered to Bank on the Ninth Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
6.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
6.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
6.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this

Exhibit 10.14.09
Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
6.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
7.Ratification of Perfection Certificates.
7.1Except as set forth in Schedule 1 of this Amendment, Edgio hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 2, 2022 (the “Edgio Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information Edgio provided to Bank in the Edgio Perfection Certificate have not changed, as of the date hereof.
7.2Except as set forth in Schedule 1 of this Amendment, Midco hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 2, 2022 (the “Midco Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information Midco provided to Bank in the Midco Perfection Certificate have not changed, as of the date hereof.
7.3Except as set forth in Schedule 1 of this Amendment, AcquisitionCo hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 2, 2022 (the “AcquisitionCo Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information AcquisitionCo provided to Bank in the AcquisitionCo Perfection Certificate have not changed, as of the date hereof.
7.4Except as set forth in Schedule 1 of this Amendment, Edgecast hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of November 2, 2022 (the “Edgecast Perfection Certificate”), and acknowledges, confirms and agrees that the disclosures and information Edgecast provided to Bank in the Edgecast Perfection Certificate have not changed, as of the date hereof.
8.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
9.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.Release by Borrower:
10.1FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys (each, a “Released Person”), and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and

Exhibit 10.14.09
expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. Notwithstanding the foregoing, Released Claims shall not include (a) any claim directly caused by a Released Person’s gross negligence or willful misconduct or (b) any obligations and agreements of Bank under this Amendment.
10.2In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:
“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)
10.3By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.
10.4This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.
10.5Borrower hereby represents and warrants to Bank on the date of this Amendment, and Bank is relying thereon, as follows:
(a)Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.
(b)Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.
(c)The terms of this Amendment are contractual and not a mere recital.

Exhibit 10.14.09
(d)This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.
(e)Borrower represents and warrants on the date of this Amendment that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.
11.Electronic Execution of Documents. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.
12.Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
13.Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment.
14.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.
[Signature page follows.]

Exhibit 10.14.09
In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY PURCHASE TO THE FEDERAL DEPOSIT INSURANCE CORPORATION AS RECEIVER FOR SILICON VALLEY BRIDGE BANK, N.A. (AS SUCCESSOR TO SILICON VALLEY BANK))

By:  /s/ John Lapides
Name: John Lapides
Title: Director

BORROWER

EDGIO, INC.

By: /s/ Stephen Cumming
Name: Stephen Cumming
Title:  Chief Financial Officer

LIMELIGHT MIDCO, INC.

By /s/ Richard Diegnan
Name: Richard Diegnan
Title: President

LIMELIGHT ACQUISITIONCO, INC.

By /s/ Richard Diegnan
Name: Richard Diegnan
Title: President

EDGECAST INC.

Exhibit 10.14.09
By /s/ Marissa Stoltz
Name: Marissa Stoltz
Title: President

Exhibit 10.14.09
Schedule 1

***

Exhibit 10.14.09

Edgio, Inc.
4. The mailing address is 11811 N. Tatum Blvd, Suite 3031, Phoenix, AZ 85028